MANAGED MUNICIPALS
PORTFOLIO II INC.


QUARTERLY REPORT


November 30, 1996


[GRAPHIC]


SMITH BARNEY
--------------------------------

A Member of TravelersGroup[Logo]

                                   [GRAPHIC]

                              MANAGED MUNICIPALS
                               PORTFOLIO II INC.

--------------------------------------------------------------------------------
                               November 30, 1996
--------------------------------------------------------------------------------


Dear Shareholder:

  We are pleased to provide you with the first quarter report for the Managed Municipals Portfolio II Inc. ("Portfolio") for the period ended November 30, 1996. Over the three-months covered by this report, the Portfolio distributed dividends totaling $0.18 per share. The table below details the annualized distribution rates and the three-month total returns based on the Portfolio's November 30, 1996 net asset value (NAV) per share and New York Stock Exchange
(NYSE) closing price:

       Price              Annualized
     Per Share        Distribution Rate        Total Return
   -------------    ---------------------    ----------------
   $12.49 (NAV)             5.67%                  5.86%
   $11.50 (NYSE)            6.16%                  0.40%

  In comparison, closed-end municipal bond funds posted an average total return of 5.19% based on NAV for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.)

Market and Economic Overview

  Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The unemployment rate has fallen from around 7.5% in 1992, to just over 5% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September.

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                                       1

  However, during the third quarter of 1996, U.S. economic growth moderated and fears of inflation subsided. As a result, the bond market in general and municipal bonds specifically, responded positively to benign inflation numbers and moderate economic growth. The election results with the Republicans maintaining control of Congress was clearly a plus as far as the bond market was concerned. It provided an excellent backdrop for lower interest rates and the market responded with a powerful post-election rally.

Portfolio's Investment Strategy

  The Portfolio's main investment thrust during the reporting period was to concentrate primarily on high grade discount coupon bonds because they would maximize performance in a lower interest rate environment. In addition, we have attempted to increase the call protection of the bonds in the Portfolio, and at today's attractive spreads, have added a larger number of insured bonds for increased marketability. Our goal is to provide shareholders with an attractive level of tax-exempt income consistent with a good total return, believing that this is the best way to maximize shareholder value.

  As of November 30, 1996, approximately 84% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service Inc., with about 39% of the Portfolio invested in triple-A bonds, the highest possible rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in transportation bonds (17.4%), general obligation bonds (10.5%), utility bonds (9.9%) and housing bonds (9.0%). As of November 30, 1996 the average weighted maturity of the Portfolio was 23.2 years.

Outlook

  We believe our current investment strategy of focusing on high grade discount coupon bonds will enable the Portfolio to be well-positioned going into the first quarter of 1997. Interest rates should continue to decline, but as the Spring approaches we will take a fresh look at the

                                   [GRAPHIC]
level of interest rates, the rate of U.S. economic growth and the pattern of foreign capital flows into the U.S., and reassess our position at that time.

  In closing, thank you for investing in the Managed Municipals Portfolio II, Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                   /s/ J P Deane

Heath B. McLendon                       Joseph P. Deane
Chairman and                            Vice President and
Chief Executive Officer                 Investment Officer

December 24, 1996

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

--------------------------------------------------------------------------------
                            Schedule of Investments
                         November 30, 1996 (unaudited)
--------------------------------------------------------------------------------

 Face
Amount            Rating                     Security                              Value
==============================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Alabama -- 0.7%
$    1,000,000      AAA          Birmingham, AL Baptist Medical Center,
                                   MBIA-Insured, 5.800% due 11/15/16              $  1,017,500
----------------------------------------------------------------------------------------------
Alaska -- 6.2%
     2,895,000      A*           Alaska Industrial Development & Export
                                   Authority, Series A, 6.500% due 4/1/14(a)         3,032,513
                                 Valdez, AK Marine Term Revenue, (BP Pipelines
                                   Inc. Project):
     4,000,000      AA               Series A, 5.850% due 8/1/25                     3,920,000
     2,000,000      AA               Series C, 5.650% due 12/1/28                    1,957,500
----------------------------------------------------------------------------------------------
                                                                                     8,910,013
----------------------------------------------------------------------------------------------
California -- 8.5%
     2,000,000      AAA          California State GO, FGIC-Insured,
                                   5.375% due 6/1/26                                 1,970,000
     2,000,000      AAA          California State Public Works Authority Lease
                                   Revenue, Department of Correction, California
                                   Prison-D, MBIA-Insured, 5.375% due 6/1/18         1,962,500
     2,000,000      AAA          California State Public Works Corrections,
                                   Series B, MBIA-Insured, 5.625% due 11/1/16        2,025,000
     1,000,000      AAA          East Bay, CA Municipal Utility, District 1,
                                   Series E, FGIC-Insured, 5.000% due 4/1/15           945,000
     1,500,000      AAA          Los Angeles County, CA Metropolitan
                                   Transportation Authority, AMBAC-Insured,
                                   5.250% due 7/1/23                                 1,441,875
     1,500,000      AAA          Northern California Transmission Agency,
                                   Series A, MBIA-Insured, 5.250% due 5/1/20         1,445,625
     1,525,000      AAA          San Francisco State Building Authority
                                   Lease Revenue, AMBAC-Insured,
                                   5.250% due 12/1/16                                1,490,688
     1,000,000      AAA          San Jose, CA Redevelopment Agency, (Tax
                                   Revenue Project), MBIA-Insured,
                                   5.250% due 8/1/16                                   983,750
----------------------------------------------------------------------------------------------
                                                                                    12,264,438
----------------------------------------------------------------------------------------------
Colorado -- 14.2%
     1,000,000      Baa*         Arapahoe County, CO Improvement Highway
                                   Revenue, 7.000% due 8/31/26                       1,108,750

                      See Notes to Financial Statements.

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                                       4

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

 Face
Amount            Rating                     Security                              Value
==============================================================================================
Colorado -- 14.2% (continued)
$  4,000,000        BBB+         Colorado Springs, CO Airport Revenue,
                                   Series A, 7.000% due 1/1/22(a)(c)              $  4,250,000
   3,545,000        AA           Colorado Springs, CO Utility Revenue,
                                   5.125% due 11/15/23                               3,389,906
  30,000,000        Aaa*         Dawson Ridge, CO Metropolitan District No. 1,
                                   Series A, (Escrowed to Maturity with U.S.
                                   Government Securities), zero coupon due
                                   10/1/22                                           5,400,000
   6,250,000        BBB          Denver, CO Airport Revenue, Series C, 6.125%
                                   due 11/15/25(a)(c)                                6,328,125
----------------------------------------------------------------------------------------------
                                                                                    20,476,781
----------------------------------------------------------------------------------------------
District of Columbia -- 2.1%
   1,000,000        AAA          District of Columbia, Howard University,
                                   MBIA-Insured, 5.750% due 10/1/17                  1,008,750
   2,000,000        AAA          District of Columbia, The American University,
                                   AMBAC-Insured, 5.625% due 10/1/26                 1,995,000
----------------------------------------------------------------------------------------------
                                                                                     3,003,750
----------------------------------------------------------------------------------------------
Florida -- 7.6%
   1,000,000        AAA          Broward County, FL Professional Sports Facility,
                                   MBIA-Insured, 5.625% due 9/1/28                   1,005,000
   2,500,000        AAA          Dade County, FL School Board, COP, Series B,
                                   AMBAC-Insured, 5.600% due 8/1/26                  2,518,750
   1,000,000        AAA          Escambia County, FL School Board COP Master
                                   Lease, MBIA-Insured, 5.500% due 2/1/16            1,008,750
   1,500,000        BBB-         Martin County, FL IDA, Indiantown Cogeneration,
                                   Series A, 7.875% due 12/15/25(a)                  1,725,000
   4,000,000        NR           Tampa, FL Revenue Bonds, (Aquarium Project),
                                   (Pre-Refunded--Escrowed with
                                   U.S Government Securities to 5/1/02 Call
                                   @ 102), 7.750% due 5/1/27(b)(c)                   4,680,000
----------------------------------------------------------------------------------------------
                                                                                    10,937,500
----------------------------------------------------------------------------------------------
Illinois -- 3.3%
                                 Chicago, IL Skyway Bridge Revenue, Series
                                   1996, MBIA-Insured:
   1,000,000        AAA              5.375% due 1/1/10                              1,006,250
   1,000,000        AAA              5.500% due 1/1/23                                981,250
   2,000,000        AAA          Chicago, IL Waste Water Revenue,
                                   FGIC-Insured, 5.000% due 1/1/15                  1,885,000

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

 Face
Amount            Rating                     Security                              Value
==============================================================================================
Illinois -- 3.3% (continued)
$  1,000,000        AAA          Metropolitan Pier & Exposition Authority,
                                   (McCormick Plan Project), Series A,
                                   AMBAC-Insured, 5.250% due 6/15/27              $    963,750
----------------------------------------------------------------------------------------------
                                                                                     4,836,250
----------------------------------------------------------------------------------------------
Indiana -- 0.7%
   1,000,000        Aaa*         Indiana HFA, Single-Family Mortgage
                                   Revenue, GNMA & FNMA-Collateralized,
                                   6.250% due 7/1/28                                 1,026,250
----------------------------------------------------------------------------------------------
Iowa -- 1.1%
   1,500,000        AA-          Dawson, IA IDR, (Cargill Inc. Project),
                                   6.500% due 7/15/12                                1,608,750
----------------------------------------------------------------------------------------------
Maryland -- 3.0%
   1,000,000        AA*          Maryland State Community Development
                                   Administration, Series A, 5.875% due 7/1/16       1,006,250
   4,000,000        NR           Maryland State Energy Financing Administration,
                                   Solid Waste Disposal Revenue, (Hagerstown
                                   Project), 9.000% due 10/15/16(a)                  3,320,000
----------------------------------------------------------------------------------------------
                                                                                     4,326,250
----------------------------------------------------------------------------------------------
Massachusetts -- 3.3%
   2,000,000        AAA          Massachusetts Bay Transportation Authority,
                                   Series B, FSA-Insured, 5.250% due 3/1/26          1,930,000
   4,000,000        NR           Massachusetts Solid Waste Management,
                                   9.000% due 8/1/16                                 2,000,000
   1,000,000        AAA          Massachusetts Turnpike Authority Revenue,
                                   MBIA-Insured, 5.000% due 1/1/20                     933,750
----------------------------------------------------------------------------------------------
                                                                                     4,863,750
----------------------------------------------------------------------------------------------
Michigan -- 4.8%
   1,000,000        NR           Michigan State Strategic Funding, Limited
                                   Obligation Revenue, (Blue Water Fiber Project),
                                   8.000% due 1/1/12                                   751,250
   5,600,000        NR           Midland County, MI Economic Development
                                   Corporation, PCR, Limited Obligation,
                                   Series B, 9.500% due 7/23/09(a)(c)                6,139,000
----------------------------------------------------------------------------------------------
                                                                                     6,890,250
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

 Face
Amount            Rating                     Security                              Value
==============================================================================================
Montana -- 1.3%
$  2,000,000        NR           Montana State Board of Investments
                                   Resource Recovery, (Yellowstone Energy
                                   Project), 7.000% due 12/31/19(a)                $  1,965,000
----------------------------------------------------------------------------------------------
Nevada -- 5.2%
   4,650,000        BBB-         Clark County, NV IDR, Southwest Gas
                                   Corporation, 7.500% due 9/1/32(a)(c)               5,016,188
   2,485,000        AAA          Clark County, NV School District GO,
                                   MBIA-Insured, Series A,
                                   5.875% due 6/15/14                                 2,559,550
----------------------------------------------------------------------------------------------
                                                                                      7,575,738
----------------------------------------------------------------------------------------------
New Jersey -- 1.1%
   1,500,000        A-           Union County, NJ Utilities Authority, Solid Waste
                                   Revenue, Series A, 7.200% due 6/15/14(a)           1,535,625
----------------------------------------------------------------------------------------------
New York -- 6.4%
   2,970,000        BBB          City University of New York, John Jay College,
                                   5.750% due 8/15/04                                 3,040,537
   1,000,000        AAA          New York City, NY Dormitory Authority Lease
                                   Revenue, Health Facility, FSA-Insured,
                                   5.500% due 5/15/16                                 1,007,500
   1,000,000        AAA          New York City, NY Education Construction
                                   Revenue, AMBAC-Insured, 5.500% due 4/1/26          1,001,250
   3,000,000        A            New York State Local Assistance Corporation,
                                   5.000% due 4/1/23                                  2,775,000
   1,500,000        A+           Triborough Bridge & Tunnel Authority of New
                                   York, 5.000% due 1/1/24                            1,400,625
----------------------------------------------------------------------------------------------
                                                                                      9,224,912
----------------------------------------------------------------------------------------------
North Carolina -- 2.5%
   1,500,000        A*           Coastal Regional Solid Waste Management
                                   Disposal Authority, North Carolina Solid Waste
                                   Revenue, 6.500% due 6/1/08(d)                      1,605,000
   2,000,000        AAA          New Hanover County, NC Hospital Revenue,
                                   Regional Medical Center, AMBAC-Insured,
                                   5.750% due 10/1/16                                 2,052,500
----------------------------------------------------------------------------------------------
                                                                                      3,657,500
----------------------------------------------------------------------------------------------
South Carolina -- 1.6%
   2,120,000        BBB+         Myrtle Beach, SC COP, Myrtle Beach Convention
                                   Center, 6.875% due 7/1/07                          2,271,050
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

 Face
Amount            Rating                     Security                              Value
==============================================================================================
Texas -- 6.3%
$  1,000,000        AAA          Austin, TX Utility Revenue, MBIA-Insured,
                                   5.600% due 5/15/25                             $  1,002,500
                                 Burleson, TX ISD, GO:
   1,065,000        NR             Pre-Refunded--Escrowed with U.S.
                                     Government Securities to 8/1/06
                                     Call @ 100, 6.750% due 8/1/24(c)                1,219,425
     435,000        NR             6.750% due 8/1/24                                   482,306
   1,500,000        Aaa*         Leander, TX ISD, PSFG, 5.625% due 8/15/16           1,528,125
   5,000,000        AAA          Texas State Turnpike Revenue, George Bush Toll,
                                   FGIC-Insured, 5.250% due 1/1/23                   4,862,500
----------------------------------------------------------------------------------------------
                                                                                     9,094,856
----------------------------------------------------------------------------------------------
Utah -- 3.8%
   6,000,000        AA+          Intermountain Power Agency, Utah Power Supply
                                   Refunding, Series D, 5.000% due 7/1/21            5,565,000
----------------------------------------------------------------------------------------------
Virginia -- 8.4%
   1,560,000        AAA          Hampton Roads, VA Regional Jail Authority,
                                   MBIA-Insured, 5.500% due 7/1/24                   1,569,750
   2,000,000        AAA          Riverside, VA Regional Jail Facility, Revenue
                                   Bonds, MBIA-Insured, 6.000% due 7/1/25            2,080,000
                                 Virginia State Housing Development Authority:
   1,245,000        AA+            Commonwealth Mortgage, Series D,
                                     5.700% due 7/1/09                               1,265,231
   1,000,000        AAA            Mortgage Housing Revenue, MBIA-Insured,
                                     5.600% due 7/1/12                               1,021,250
   4,210,000        AA+            Series F, 6.400% due 7/1/17                       4,352,087
     925,000        AA+            Series K, 5.900% due 11/1/11                        940,031
   1,000,000        AA           Virginia State Transportation Board, Series A,
                                   5.125% due 5/15/21                                  958,751
----------------------------------------------------------------------------------------------
                                                                                    12,187,100
----------------------------------------------------------------------------------------------
Washington -- 2.8%
   2,000,000        Aa*          Clark County, WA GO, School District No. 37,
                                   5.900% due 12/1/12                                2,075,000
   2,000,000        AAA          Washington State Public Power, (Nuclear
                                   Project No. 3), Series B, MBIA-Insured,
                                   5.600% due 7/1/15                                 1,990,000
----------------------------------------------------------------------------------------------
                                                                                     4,065,000
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------

 Face
Amount            Rating                     Security                              Value
==============================================================================================
West Virgina -- 1.4%
$  4,000,000        NR           Marion County, WV Solid Waste American
                                   Recycle, 7.750% due 12/1/11(c)                 $  2,000,000
----------------------------------------------------------------------------------------------
Wisconsin -- 3.7%
                                 Wisconsin Housing & Economic Development
                                   Authority, Series A:
   2,000,000        AA               Home Ownership Revenue,
                                       6.450% due 3/1/17                             2,080,000
   1,370,000        A1*            Housing Revenue, 5.650% due 11/1/23               1,320,337
   2,000,000        AAA          Wisconsin State Health & Education,
                                   Aurora Health Care, MBIA-Insured,
                                   5.250% due 8/15/23                                1,912,500
----------------------------------------------------------------------------------------------
                                                                                     5,312,837
----------------------------------------------------------------------------------------------
                                 Total Investments -- 100%
                                 (Cost -- $142,332,096**)                         $144,616,100
==============================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. Government securities and bonds escrowed to maturity with U.S. Governmment securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c)  Securities segregated by Custodian for open purchase commitment.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 11 and 12 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings
                   November 30, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                             Percent of
   Moody's         and/or         Standard & Poor's       Total Investments
================================================================================

     Aaa                                AAA                     39.8%
     Aa                                 AA                      20.1
     A                                  A                        8.1
     Baa                                BBB                     16.4
     NR                                 NR                      15.6
                                                               -----
                                                               100.0%
                                                               =====

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                 Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Security Descriptions
--------------------------------------------------------------------------------

ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
IFA        -- Industrial Finance Agency
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
SYCC       -- Structured Yield Curve Certificate
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
                                  (unaudited)
--------------------------------------------------------------------------------

                                                            November 30, 1996
================================================================================
Assets:
  Investments, at value (Cost -- $142,332,096)                      $144,616,100
  Interest receivable                                                  2,637,681
--------------------------------------------------------------------------------
  Total Assets                                                       147,253,781
--------------------------------------------------------------------------------
Liabilities:
  Payable for securities purchased                                     6,388,452
  Dividends payable                                                      324,950
  Payable to bank                                                        288,691
  Investment advisory fees payable                                        82,327
  Administration fees payable                                             23,194
  Accrued expenses                                                        69,402
--------------------------------------------------------------------------------
  Total Liabilities                                                    7,177,016
--------------------------------------------------------------------------------
Total Net Assets                                                    $140,076,765
================================================================================
Net Assets:
  Par value of capital shares                                       $     11,217
  Capital paid in excess of par value                                134,020,329
  Undistributed net investment income                                    355,044
  Accumulated net realized gain on security transactions               3,406,171
  Net unrealized appreciation of investments                           2,284,004
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.49 a share on 11,216,668 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)             $140,076,765
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Statement of Operations
                                  (unaudited)
--------------------------------------------------------------------------------

                                                                   Three Months
                                                                      Ended
                                                                     11/30/96
===============================================================================
Investment Income:
  Interest                                                          $ 2,227,411
-------------------------------------------------------------------------------
Expenses:
  Investment advisory fees (Note 2)                                     239,405
  Administration fees (Note 2)                                           68,401
  Audit and legal                                                        11,068
  Directors' fees                                                        10,484
  Shareholder communications                                              9,000
  Shareholder and system servicing fees                                   4,821
  Pricing service fees                                                    1,880
  Custody                                                                 1,710
  Other                                                                   1,338
-------------------------------------------------------------------------------
  Total Expenses                                                        348,107
-------------------------------------------------------------------------------
Net Investment Income                                                 1,879,304
-------------------------------------------------------------------------------
Realized And Unrealized Gain
On Investments (Note 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                             43,621,440
     Cost of securities sold                                         42,685,133
-------------------------------------------------------------------------------
  Net Realized Gain                                                     936,307
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                                              (2,533,016)
    End of period                                                     2,284,004
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             4,817,020
-------------------------------------------------------------------------------
Net Gain on Investments                                               5,753,327
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 7,632,631
===============================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Three Months
                                                   Ended
                                                  11/30/96         Year Ended
                                                 (unaudited)        8/31/95
================================================================================
Operations:
  Net investment income                          $  1,879,304      $  7,408,614
  Net realized gain                                   936,307         3,856,189
  Increase (decrease) in net
    unrealized appreciation                         4,817,020        (6,183,178)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            7,632,631         5,081,625
--------------------------------------------------------------------------------
Distributions to Shareholders
From (Note 4):
  Net investment income                            (1,985,350)       (7,553,614)
  Net realized gains                                       --        (1,747,555)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (1,985,350)       (9,301,169)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   5,647,281        (4,219,544)
Net Assets:
  Beginning of period                             134,429,484       138,649,028
--------------------------------------------------------------------------------
  End of period*                                 $140,076,765      $134,429,484
================================================================================
* Includes undistributed net
  investment income of:                              $355,044          $461,090
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (unaudited)
--------------------------------------------------------------------------------

     1.  Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) expenses are charged to the Fund; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited) (continued)
--------------------------------------------------------------------------------

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3.  Investments

     For the three months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchase                                                           $41,189,756
--------------------------------------------------------------------------------
Sales                                                              $43,621,440
================================================================================

     At November 30, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $ 7,306,362 *
Gross unrealized depreciation                                       (5,022,358)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 2,284,004 *
================================================================================
*Substantially the same for Federal income tax purposes.

     4.  Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited) (continued)
--------------------------------------------------------------------------------

     5.  Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At November 30, 1996, the Fund had no open futures contracts.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                  1996(1)      1996       1995       1994       1993(2)
========================================================================================================
Net Asset Value, Beginning of Period              $11.98       $12.36     $12.15     $13.37     $12.00
--------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                             0.17         0.66       0.69       0.64       0.62
  Net realized and unrealized gain (loss)           0.52        (0.21)      0.32      (0.61)      1.34
--------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.69         0.45       1.01       0.03       1.96
--------------------------------------------------------------------------------------------------------
Offering Costs Credited
  (Charged) to Paid-In Capital                        --           --         --       0.01      (0.04)
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.18)       (0.67)     (0.68)     (0.67)     (0.55)
  Net realized gains                                  --        (0.16)     (0.12)     (0.59)        --
--------------------------------------------------------------------------------------------------------
Total Distributions                                (0.18)       (0.83)     (0.80)     (1.26)     (0.55)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.49       $11.98     $12.36     $12.15     $13.37
--------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value                 0.40%+++     7.35%      8.86%      0.72%      9.97%+++
--------------------------------------------------------------------------------------------------------
Total Return, Based on NAV                          5.86%+++     4.01%      9.20%      0.48%     16.46%+++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $140,077     $134,429   $138,649   $136,248   $149,970
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.02%+       1.09%      1.14%      1.12%      1.10%+
  Net investment income                             5.50+         5.31       5.80       5.08      5.21+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               29%          63%        95%        85%       163%
--------------------------------------------------------------------------------------------------------
Market Value, End of Year                        $11.500      $11.750    $11.625    $11.500    $12.625
========================================================================================================

(1)  For the three months ended November 30, 1996 (unaudited).
(2) For the period from September 24, 1992 (commencement of operations) to August 31, 1993.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                        Quarterly Results of Operations
                                  (unaudited)
--------------------------------------------------------------------------------


                                                                                Net Realized          Net Increase
                                                                               and Unrealized         (Decrease) in
                                  Investment            Net Investment         Gain (Loss) on        Net Assets From
                                    Income                  Income              Investments             Operations
-----------------------------------------------------------------------------------------------------------------------
                                             Per                    Per                    Per                    Per
Quarter Ended                 Total         Share         Total    Share      Total       Share      Total       Share
=======================================================================================================================
November 30,
    1994                    $2,285,035      $0.20      $1,903,928  $0.17  $(11,803,746)  $(1.05)  $(9,899,818)  $(0.88)
February 28,
    1995                     2,274,910       0.20       1,924,466   0.17    11,970,538     1.06    13,895,004     1.23
May 31,
    1995                     2,370,604       0.21       1,965,482   0.18     4,883,683     0.43     6,849,165     0.61
August 31,
    1995                     2,341,025       0.21       1,955,084   0.17    (1,409,711)   (0.12)      545,373     0.05
November 30,
    1995                     2,247,062       0.20       1,848,446   0.17     4,293,829     0.38     6,142,275     0.55
February 29,
    1996                     2,168,432       0.19       1,762,535   0.16       356,980     0.03     2,119,515     0.19
May 31,
    1996                     2,248,001       0.20       1,874,744   0.16    (5,875,854)   (0.52)   (4,001,110)   (0.36)
August 31,
    1996                     2,271,619       0.20       1,922,889   0.17    (1,101,944)   (0.10)      820,945     0.07
November 30,
    1996                     2,227,411       0.20       1,879,304   0.17     5,753,327     0.51     7,632,631     0.68
========================================================================================================================

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                Financial Data
                                  (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                      Capital
                       NYSE      Net      Income       Gains     Dividend
                     Closing    Asset    Dividend    Dividend  Reinvestment
Payable Date          Price+    Value+     Paid        Paid        Price
================================================================================
September 30, 1994    $11.125    $11.84    $0.061       --       $11.26
October 31, 1994       11.125     11.61     0.061       --        10.98
November 30, 1994      10.250     10.81     0.061       --        10.52
December 30, 1994      10.250     11.21        --    $0.1244      10.91
January 31, 1995       11.000     11.44     0.061       --        11.23
February 28, 1995      11.375     11.94     0.061       --        11.47
March 31, 1995         11.250     12.11     0.061       --        11.35
April 28, 1995         11.125     12.25     0.061       --        11.40
May 31, 1995           11.250     12.36     0.061       --        11.59
June 30, 1995          11.563     12.26     0.063       --        11.72
July 31, 1995          11.625     12.28     0.063       --        11.72
August 25, 1995        11.500     12.22     0.063       --        11.68
September 29, 1995     11.563     12.39     0.063       --        11.61
October 27, 1995       11.563     12.54     0.063       --        11.83
November 24, 1995      11.875     12.72     0.063       --        11.85
December 29, 1995      12.250     12.74     0.063     0.0360      12.19
January 26, 1996       12.375     12.72     0.063       --        12.35
February 23, 1996      12.125     12.72     0.063       --        12.09
March 29, 1996         11.625     12.47     0.059       --        11.60
April 26, 1996         11.438     12.26     0.059       --        11.42
May 31, 1996           11.625     12.15     0.059       --        11.48
June 28, 1996          11.375     12.21     0.059       --        11.52
July 26, 1996          11.375     12.08     0.059       --        11.52
August 30, 1996        11.750     11.98       --      0.1200      11.69
September 30, 1996     11.625     12.19     0.059       --        11.66
October 31, 1996       11.625     12.32     0.059       --        11.63
November 30, 1996      11.500     12.49     0.059       --        11.50
================================================================================

+ As of record date.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Additional Shareholder Information
                                  (unaudited)
--------------------------------------------------------------------------------

     On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Charles Barber, Dwight B. Crane and William R. Hutchinson as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                                               % of                         % of
Directors                   Votes For     Shares Voted     Against     Shares Voted
====================================================================================
Charles Barber            10,604,067.000     98.593%      151,302.000      1.407%
Dwight B. Crane           10,627,328.000     98.810       128,042.000      1.190
William R. Hutchinson     10,631,689.000     98.850       123,680.000      1.150
====================================================================================

     The results of the vote on Proposal 2 were as follows:

                       % of         Votes        % of         Votes        % of
     Votes For     Shares Voted    Against   Shares Voted   Abstained   Shares Voted
====================================================================================
                                    b
   10,597,542.000     98.533%    49,740.000     0.463%     108,087.000     1.005%
====================================================================================

There were no broker non-votes.


                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                                  (unaudited)
--------------------------------------------------------------------------------

     The Fund expects to pay monthly dividends of substantially all its net investment income (that is, income (including its tax-exempt income and its accrued original issue discount income) other than net realized capital gains) to the holders of Common Stock. Under the Fund's current policy, which may be changed at any time by its Board of Directors, the Fund's monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which policy over time will result in the distribution of all net investment income of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, Plan participants will be issued shares of Common Stock valued at the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market value. To the extent the Fund issues shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be proportionately diluted.

     If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, and the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                            (unaudited) (continued)
--------------------------------------------------------------------------------


purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the record date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date thereof, except when necessary to comply with applicable provisions of the Federal securities laws.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant, will be held by First Data in non-certified form in the name of each Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data, P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                        ------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

                                   [GRAPHIC]

MANAGED MUNICIPALS
PORTFOLIO II INC.


DIRECTORS

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT ADVISER

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013


TRANSFER AGENT

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


CUSTODIAN

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is sent to the shareholders of the Managed Municipals Portfolio II Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


FD0836 1/97